EXHIBIT 99.1

NEWS BULLETIN

M.D.C. HOLDINGS, INC.                                   RICHMOND AMERICAN HOMES
                                                         HOMEAMERICAN MORTGAGE

FOR IMMEDIATE RELEASE
MONDAY, JULY 19, 1999
------------------------------------------------------------------------------

Contacts:    Paris G. Reece III                   Daniel S. Japha
             Chief Financial Officer              Director, Investor Relations
             (303) 804-7706                       (303) 804-7730
             (Financial Information)              (General Information)

                          MDC HOLDINGS REPORTS 98% INCREASE
                              IN SECOND QUARTER EARNINGS

  * Record  quarterly  earnings per share of $1.10 vs. $.58 a year ago
  * Highest revenues, home closings, home orders and backlog in Company history
  * Record homebuilding  profits of $44.0 million, up 160%
  * Record home gross margins of 19.8%, a 320 basis point increase

         DENVER, Monday, July 19, 1999 - M.D.C. Holdings, Inc. (NYSE/PCX: MDC), which builds homes under the name "Richmond American Homes," today announced net income for the three months ended June 30, 1999 of $25.0 million, or $1.10 per share, the highest quarterly net income in the Company's history and 98% higher than net income of $12.6 million, or $.58 per share, for the same period in 1998. Total revenues for the quarter ended June 30, 1999 totalled a record $400 million, 32% higher than revenues of $304 million for the same period in 1998.

         Larry A. Mizel, MDC's chairman and chief executive officer, stated, "We are pleased to report MDC has achieved the best operating results for any quarter or six-month period in its 27-year history. Our focused operating strategy and efficiency initiatives have enabled us to capitalize on our nation's historic economic expansion to propel MDC to among the leaders in our industry in virtually every major performance category. Over the past year, we have increased our market share in our select, high-growth housing markets, translated operating efficiencies into record home gross margins and returns, and positioned MDC to begin the next century. With our record backlog of 3,894 homes with an estimated sales value of $800 million, and expectations of a continued favorable environment for homebuilding for the balance of this year, we are well-positioned to close more than 7,000 homes and establish new annual records for revenues and profitability in 1999."

                                      -more-

M.D.C. HOLDINGS, INC.
Page 2

         Net income for the six months ended June 30, 1999 was $38.7 million, or $1.71 per share, compared with $5.2 million, or $.27 per share, for the same period in 1998. Net income for the first six months of 1998 included an extraordinary after-tax loss of $15.3 million, or $.68 per share, recognized in connection with the January 1998 refinancing of MDC's senior debt. Total revenues for the six months ended June 30, 1999 totalled a record $697 million, representing an increase of 27% over revenues of $547 million for the first six months of 1998.

Record Homebuilding Profits Increase Over 120%

         Operating profits from the Company's homebuilding operations increased to $44.0 million and $69.2 million, respectively, for the three and six months ended June 30, 1999, representing increases of 160% and 123%, compared with $16.9 million and $31.1 million, respectively, for the same periods in 1998. These profit improvements primarily resulted from significant increases in home gross margins, home closings and average selling prices (up $22,000 in the second quarter). Home gross margins improved to 19.8% and 19.3%, respectively, for the second quarter and first half of 1999, compared with 16.6% and 16.2%, respectively, for the same periods in 1998. Home sales revenues of $389 million and $677 million for the second quarter and first half of 1999 were the highest for comparable periods in the Company's history.

         Paris G. Reece III, MDC's executive vice president and chief financial officer said, "All of our homebuilding divisions recorded positive operating profits for the second quarter of 1999. Our Colorado operations continued to post the strongest absolute profit gains, while most of our other divisions exceeded by more than 100% their operating results from a year ago. Contributing to these outstanding divisional performances were substantial improvements in home gross margins in most divisions, increases in average selling prices in all divisions, higher home closings in all markets but Maryland and a reduction in homebuilding S,G&A expenses as a percentage of home sales revenues by more than 120 basis points from the second quarter of 1998."

         Reece continued, "We are especially proud of our continued improvement in home gross margins, which reached almost 22% excluding capitalized interest in the second quarter of 1999. The 320 basis point increase in margins over the second quarter of 1998 marks the 13th consecutive quarter that we have realized year-over-year improvements in our quarterly home gross margins. These continued home gross margin increases are a direct result of initiatives implemented in each of our divisions designed to reduce costs and increase operating efficiencies. These initiatives have resulted in more effective home pricing strategies, reduced interest, warranty and construction costs, increased sales of options and upgrades, and more

                                      -more-

M.D.C. HOLDINGS, INC.
Page 3

efficient inventory management. The benefits of these initiatives should enable the Company to continue the trend of higher year-over-year quarterly home gross margins for the balance of 1999. Such margins may be less than those realized in the 1999 second quarter due to increases in land and construction costs for homes in backlog."

Strong Financial Services Results

         Operating profits from the Company's mortgage lending operations were $3.3 million and $6.8 million, respectively, for the quarter and six months ended June 30, 1999, compared with $2.6 million and $4.6 million, respectively, for the same periods in 1998. This improvement in operating profit primarily resulted from record levels of mortgage loan originations which increased 24% and 20%, respectively, for the quarter and six months ended June 30, 1999.

         Operating profit from the financial services segment was $3.3 million and $6.8 million, respectively, for the three and six months ended June 30, 1999, compared with $7.2 million and $9.2 million, respectively, for the same periods in 1998. The 1998 periods benefited from the recognition of a $4.5 million pre-tax gain related to the September 1996 sale of the Company's asset management business.

Strengthened Balance Sheet and Improved Operating Efficiency

         During the second quarter and first six months of 1999, the Company continued its strategy of strengthening its balance sheet and improving its financial position. Homebuilding and corporate debt levels decreased, compared with June 30, 1998 levels, by 14% to $230 million, despite a $120 million increase in work-in-process and land inventories. The debt reduction was aided by the fourth quarter 1998 conversion into MDC common stock of all $28 million principal amount of the Company's convertible subordinated notes. These factors contributed to a reduction in the Company's homebuilding and corporate debt to capital ratio at June 30, 1999 to .40 from .53 at June 30, 1998.

         Lower debt levels and more favorable effective interest rates on the Company's outstanding debt contributed to reductions of 9% and 13%, respectively, in the Company's corporate and homebuilding interest incurred in the second quarter and first six months of 1999, compared with the same periods in 1998. Second quarter and first half 1999 earnings before interest, taxes, depreciation and amortization ("EBITDA"), as adjusted, increased to $53.9 million and $87.7 million, respectively, compared with $36.1 million and $61.4 million, respectively, for the same periods in 1998. These adjusted EBITDA increases, combined with the 1999 reductions in interest incurred, resulted in increases in the Company's ratio of EBITDA,


                                      -more-

M.D.C. HOLDINGS, INC.
Page 4

as adjusted, to interest incurred to 10.3 and 8.8, respectively, for the three and six months ended June 30, 1999, compared with 6.3 and 5.3, respectively, for the comparable periods in 1998.

         MDC is one of the largest homebuilders in the United States. The Company also provides mortgage financing, primarily for MDC's home buyers, through its wholly owned subsidiary, HomeAmerican Mortgage Corporation. MDC is a major regional homebuilder with a significant presence in some of the country's best housing markets. The Company is the largest homebuilder in metropolitan Denver; among the top five homebuilders in Northern Virginia, Tucson and Colorado Springs; among the top ten homebuilders in Southern California, Phoenix, suburban Maryland and Las Vegas; and has a growing presence in the San Francisco Bay area.

         All earnings per share amounts discussed above are on a diluted basis.

         Certain statements in this press release, including those related to projected home gross margins, closing levels, revenues and profitability, may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such factors include (1) general economic and business conditions; (2) interest rate changes; (3) the relative stability of debt and equity markets; (4) competition; (5) the availability and cost of land and other raw materials used by the Company in its homebuilding operations; (6) demographic changes; (7) shortages and the cost of labor; (8) weather related slowdowns; (9) slow growth initiatives; (10) building moratoria;
(11) governmental regulation, including the interpretation of tax, labor and environmental laws; (12) changes in consumer confidence and preferences; (13) required accounting changes; (14) the impact on the Company of Y2K compliance by the Company and its vendors, suppliers and subcontractors and by various governmental and regulatory agencies; and (15) other factors over which the Company has little or no control.


                                     -more-

                              M.D.C. HOLDINGS, INC.
                     Condensed Consolidated Balance Sheets
                                 (In thousands)


                                                                  June 30,        December 31,
                                                                    1999              1998
                                                                -------------     -------------
ASSETS
   Corporate
     Cash and cash equivalents..............................    $      11,000     $       2,460
     Property and equipment, net............................            2,604             2,901
     Deferred income taxes..................................           18,218            17,949
     Deferred debt issue costs, net.........................            2,493             2,589
     Other assets, net......................................            5,675             5,670
                                                                -------------     -------------
                                                                       39,990            31,569
                                                                -------------     -------------

   Homebuilding
     Cash and cash equivalents..............................            8,145             7,279
     Home sales and other accounts receivable...............           11,814            12,771
     Inventories, net
       Housing completed or under construction..............          360,330           294,104
       Land and land under development......................          254,605           217,180
     Prepaid expenses and other assets, net.................           52,657            58,981
                                                                -------------     -------------
                                                                      687,551           590,315
                                                                -------------     -------------

   Financial Services.......................................           89,171            92,129
                                                                -------------     -------------

Total Assets................................................    $     816,712     $     714,013
                                                                =============     =============

LIABILITIES

   Corporate
     Accounts payable and accrued expenses..................    $      35,671     $      32,378
     Income taxes payable...................................           18,237            14,568
     Senior notes, net......................................          174,364           174,339
                                                                -------------     -------------
                                                                      228,272           221,285
                                                                -------------     -------------
   Homebuilding
     Accounts payable and accrued expenses..................          150,751           131,374
     Line of credit.........................................           55,000            21,871
     Note payable...........................................            1,044               866
                                                                -------------     -------------
                                                                      206,795           154,111
                                                                -------------     -------------

   Financial Services.......................................           41,524            40,486
                                                                -------------     -------------

       Total Liabilities....................................          476,591           415,882
                                                                -------------     -------------

STOCKHOLDERS' EQUITY
       Total Stockholders' Equity...........................          340,121           298,131
                                                                -------------     -------------

Total Liabilities and Stockholders' Equity..................    $     816,712     $     714,013
                                                                =============     =============
                                        -more-

                                  M.D.C. HOLDINGS, INC.
                       Condensed Consolidated Statements of Income
                         (In thousands, except per share amounts)

                                                 Three Months Ended                  Six Months Ended
                                                      June 30,                           June 30,
                                            ------------------------------     ------------------------------
                                                 1999             1998              1999             1998
                                            ------------     ------------      ------------     -------------
REVENUES
   Homebuilding..........................   $    391,130      $    293,420     $    681,010      $    532,017
   Financial Services....................          7,011            10,149           13,925            14,820
   Corporate.............................          1,618               310            1,949               543
                                            ------------      ------------     ------------      ------------

       Total Revenues....................   $    399,759      $    303,879     $    696,884      $    547,380
                                            ============      ============     ============      ============

NET INCOME

   Homebuilding..........................   $     43,996      $     16,907     $     69,150      $     31,051
   Financial Services....................          3,297             7,162            6,845             9,187
                                            ------------      ------------     ------------      ------------

       Operating Profit..................         47,293            24,069           75,995            40,238

   Corporate general and administrative
     expense, net........................         (6,041)           (3,730)         (12,015)           (7,009)
                                            ------------      ------------     ------------      ------------
   Income before income taxes............         41,252            20,339           63,980            33,229
   Provision for income taxes............        (16,295)           (7,758)         (25,272)          (12,720)
                                            -------------     ------------     -------------     ------------
   Income before extraordinary item......         24,957            12,581           38,708            20,509
   Extraordinary loss from early
     extinguishment of debt, net of
     income tax benefit of $9,587........            - -               - -              - -           (15,314)
                                            ------------      ------------     ------------      ------------

       Net Income........................   $     24,957      $     12,581      $     38,708     $      5,195
                                            ============      ============      ============     ============

EARNINGS PER SHARE

   Basic
       Income before extraordinary item..   $       1.12      $        .70     $       1.74      $       1.14
                                            ============      ============     ============      ============

       Net Income........................   $       1.12      $        .70     $       1.74      $        .29
                                            ============      ============     ============      ============

   Diluted
       Income before extraordinary item..   $       1.10      $        .58     $       1.71      $        .95
                                            ============      ============     ============      ============

       Net Income........................   $       1.10      $        .58     $       1.71      $        .27
                                            ============      ============     ============      ============

WEIGHTED-AVERAGE SHARES OUTSTANDING
       Basic.............................         22,274            18,042           22,189            17,981
                                            ============      ============     ============      ============

       Diluted...........................         22,695            22,469           22,630            22,472
                                            ============      ============     ============      ============

DIVIDENDS PAID PER SHARE                    $        .05      $        .04     $        .10      $        .07
                                            ============      ============     ============      ============

                                     -more-

                              M.D.C. HOLDINGS, INC.
                        Information on Business Segments
                                 (In thousands)

                                                             Three Months                    Six Months
                                                             Ended June 30,                Ended June 30,
                                                      --------------------------     ---------------------------
                                                          1999          1998             1999           1998
                                                      -----------    -----------     -----------     -----------
         Homebuilding
              Home sales...........................   $   389,144    $   291,752     $   677,228     $   524,515
              Land sales...........................         1,439          1,276           2,825           6,803
              Other revenues.......................           547            392             957             699
                                                      -----------    -----------     -----------     -----------
                  Total Homebuilding Revenues......       391,130        293,420         681,010         532,017
                                                      -----------    -----------     -----------     -----------

              Home cost of sales...................       312,065        243,253         546,813         439,522
              Land cost of sales...................           984          1,179           2,023           4,285
              Asset impairment charges.............           - -          3,000             - -           3,000
              Marketing............................        21,226         18,146          38,109          33,396
              General and administrative...........        12,859         10,935          24,915          20,763
                                                      -----------    -----------     -----------     -----------
                                                          347,134        276,513         611,860         500,966
                                                      -----------    -----------     -----------     -----------
                  Homebuilding Operating Profit....        43,996         16,907          69,150          31,051
                                                      -----------    -----------     -----------     -----------

         Financial Services
            Mortgage Lending Revenues
              Interest revenues....................           616            502           1,277           1,033
              Origination fees.....................         3,217          2,275           5,720           4,140
              Gains on sales of mortgage servicing.         1,026            692           2,289             927
              Gains on sales of mortgage loans, net         2,010          2,012           4,350           4,016
              Mortgage servicing and other.........           142             72             289             102
            Asset Management Revenues..............           - -          4,596             - -           4,602
                                                      -----------    -----------     -----------     -----------
                  Total Financial Services Revenues         7,011         10,149          13,925          14,820
                                                      -----------    -----------     -----------     -----------

            General and Administrative Expenses....         3,714          2,987           7,080           5,633
                                                      -----------    -----------     -----------     -----------
                  Financial Services Operating              3,297          7,162           6,845           9,187
                                                      -----------    -----------     -----------     -----------
                    Profit.........................

         Total Operating Profit....................        47,293         24,069          75,995          40,238
                                                      -----------    -----------     -----------     -----------

         Corporate
              Interest and other revenues..........        (1,618)          (310)         (1,949)           (543)
              Interest expense.....................           - -            - -             - -             - -
              General and administrative...........         7,659          4,040          13,964           7,552
                                                      -----------    -----------     -----------     -----------
                  Net Corporate Expenses...........         6,041          3,730          12,015           7,009
                                                      -----------    -----------     -----------     -----------

         Income Before Income Taxes and
            Extraordinary Item.....................   $    41,252    $    20,339     $    63,980     $    33,229
                                                      ===========    ===========     ===========     ===========

                                      -more-

                                M.D.C. HOLDINGS, INC.
                              Selected Financial Data
                  (Dollars in thousands, except per share amounts)

                                                                       June 30,     December 31,       June 30,
                                                                         1999            1998            1998
                                                                     ------------    ------------    ------------
BALANCE SHEET DATA
     Stockholders' Equity.........................................   $    340,121    $    298,131    $    237,886

     Book Value Per Share Outstanding (pro forma for
       June 30, 1998 based on conversion of the 8 3/4%
       convertible subordinated notes)............................   $      15.27    $      13.56    $      12.26

     Homebuilding and Corporate Debt..............................   $    230,408    $    197,076    $    267,810
     Ratio of Homebuilding and Corporate Debt to Equity...........            .68             .66            1.13

     Total Capital (excluding mortgage lending debt)..............   $    570,529    $    495,207    $    505,696
     Ratio of Homebuilding and Corporate Debt to Total Capital....            .40             .40             .53

     Total Liquidity..............................................   $    273,535    $    298,334    $    259,637

     Total Homebuilding Inventories...............................   $    614,935    $    511,284    $    495,313
     Interest Capitalized in Homebuilding Inventories.............   $     22,183    $     26,332    $     33,316
     Interest Capitalized as a Percent of Homebuilding Inventories           3.6%            5.2%            6.7%

     Total Lots Owned.............................................          9,191           8,925           8,358
     Total Lots Under Option......................................          7,950           7,729           6,198
     Active Subdivisions..........................................            122             130             132

                                                                          Three Months Ended               Six Months Ended
                                                                               June 30,                        June 30,
                                                                     ----------------------------    ---------------------------
                                                                         1999            1998            1999           1998
                                                                     ------------    ------------    ------------   ------------
OPERATING DATA
     EBITDA, As Adjusted
        Income From Continuing Operations.........................   $     24,957    $     12,581    $     38,708   $     20,509
            Add:
              Income taxes........................................         16,295           7,758          25,272         12,720
              Corporate & homebuilding interest expense...........            - -             - -             - -            - -
              Interest in home and land cost of sales.............          7,581           7,957          14,100         16,174
              Other fixed charges.................................            229             200             527            326
              Depreciation and amortization.......................          4,865           4,617           9,092          8,658
              Asset impairment charges............................            - -           3,000             - -          3,000
                                                                     ------------    ------------    ------------   ------------
     Total EBITDA, As Adjusted....................................   $     53,927    $     36,113    $     87,699   $     61,387
                                                                     ============    ============    ============   ============

     Fixed Charges Incurred.......................................   $      5,460    $      5,927    $     10,478   $     11,825

     Ratio of EBITDA, As Adjusted, to Fixed Charges...............            9.9             6.1             8.4            5.2
     Ratio of EBITDA, As Adjusted, to Interest Incurred...........           10.3             6.3             8.8            5.3

     Homebuilding and Corporate SG&A as a Percent of Home Sales
       Revenues...................................................          10.7%           11.4%           11.4%          11.8%

     Interest Data
     Interest Incurred............................................   $      5,231    $      5,727    $      9,951   $     11,499
     Interest Capitalized.........................................   $      5,231    $      5,727    $      9,951   $     11,499
     Interest in Home Cost of Sales as a Percent of Home Sales
       Revenues...................................................           2.0%            2.7%            2.0%           2.8%

                                     -more-

                               M.D.C. HOLDINGS, INC.
                          Homebuilding Operational Data
                              (Dollars in thousands)

                                                          Three Months Ended              Six Months Ended
                                                               June 30,                       June 30,
                                                     -----------------------------  ----------------------------
                                                          1999           1998            1999            1998
                                                     ------------   ------------    ------------    ------------
Home Sales Revenues..............................    $    389,144   $    291,752    $    677,228    $    524,515

Average Selling Price Per Home Closed............    $      208.8   $      186.8    $      204.5    $      185.2

Home Gross Margins...............................           19.8%          16.6%           19.3%           16.2%
     Excluding Interest in Home Cost of Sales....           21.8%          19.3%           21.3%           19.0%


Orders For Homes, Net (Units)
     Colorado....................................             759            687           1,604           1,597
     California..................................             407            310             800             620
     Arizona.....................................             413            430             938             951
     Nevada......................................             146            163             274             305
     Virginia....................................             194            163             461             427
     Maryland....................................             110             96             198             225
                                                     ------------   ------------    ------------    ------------

         Total...................................           2,029          1,849           4,275           4,125
                                                     ============   ============    ============    ============

Homes Closed (Units)
     Colorado....................................             691            631           1,193           1,111
     California..................................             317            194             540             375
     Arizona.....................................             469            365             855             691
     Nevada......................................             115            106             256             196
     Virginia....................................             190            163             310             285
     Maryland....................................              82            103             157             174
                                                     ------------   ------------    ------------    ------------

         Total...................................           1,864          1,562           3,311           2,832
                                                     ============   ============    ============    ============


                                                        June 30,     December 31,      June 30,
                                                          1999           1998            1998
                                                     ------------   ------------    ---------
Backlog (Units)
     Colorado....................................           1,766          1,355           1,366
     California..................................             586            326             515
     Arizona.....................................             779            696             653
     Nevada......................................             164            146             204
     Virginia....................................             405            254             353
     Maryland....................................             194            153             234
                                                     ------------   ------------    ------------

         Total...................................           3,894          2,930           3,325
                                                     ============   ============    ============

         Estimated Sales Value...................    $    800,000   $    580,000    $    640,000
                                                     ============   ============    ============

                                      -###-

                           M.D.C. Holdings, Inc.
                  1999 First Half Operating Performance


Performance Graphs

     Set forth below are graphs that show the increasing levels of Diluted Operating Earnings Per Share, Home Gross Margin Percent and Ratio of EBITDA to Interest Incurred.

                 Diluted Operating Earnings Per Share

       |------------------------------------------------------|
       |                          |                           |
       |                          |                           |
   2.50|                          |                           |  1st Half 1999
       |                  $2.32   |                           |      Up 80%
O  2.00|                 |------| |                           |
L      |                 |      | |                $1.71      |
L  1.50|                 |      | |             |---------|   |  2nd Qtr Up 90%
A      |          $1.18  |      | |             |         |   |
R  1.00| $.98   |------| |      | |    $.95     |  $1.10  |   |
S      |------| |      | |      | | |---------| |(2nd Qtr)|   |
   0.50|      | |      | |      | | |  $.58   | |---------|   |
       |      | |      | |      | | |(2nd Qtr)| |         |   |
   0.00|      | |      | |      | | |         | |         |   |
      0|------------------------------------------------------|
                                      6 Mths Ended June 30,
         1996     1997     1998       ---------------------
                                        1998       1999



                     Home Gross Margin Percent

     |-----------------------------------------------------|
 22.0|                             |                       |
     |                             |             21.3%     |   1st Half 1999
 20.0|                             |           /           |Up 310 Basis Points
     |                  -  19.5%   |   19.0% -/  19.3%     |
 18.0|          17.5%  /           |           |-------|   |
     | 16.7% /             16.9%   |   16.2%   |       |   |
 16.0|                   |-------| | |-------| |       |   | 2nd Qtr of 19.8%
     |           14.5%   |       | | |       | |       |   |Up 320 Basis Points
 14.0| 13.7%   |-------| |       | | |       | |       |   |
     |-------| |       | |       | | |       | |       |   |
 12.0|-----------------------------------------------------|
                                     6 Mths Ended June 30,
       1996       1997     1998      ---------------------
                                       1998       1999

   ---/---/- Home Gross Margin Before Interest in Cost of Sales



            Ratio of EBITDA to Interest Incurred

     |-----------------------------------------------|
 10.0|                          |                    |
  9.0|                          |             8.8    |
  8.0|                          |          |------|  |  1st Half 1999
  7.0|                   6.4    |          |      |  |     Up 65%
  6.0|                 |------| |    5.3   |      |  |
  5.0|                 |      | | |------| |      |  |
  4.0|           3.4   |      | | |      | |      |  |  2nd Qtr of 10.3
  3.0|  2.8   |------| |      | | |      | |      |  |     Up 63%
  2.0|------| |      | |      | | |      | |      |  |
  1.0|      | |      | |      | | |      | |      |  |
  0.0|-----------------------------------------------|
                                 6 Mths Ended June 30,
       1996     1997     1998    --------------------
                                    1998     1999